SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 15, 2003




                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       0-20879                 95-4580642
          --------                       -------                 ----------
(State or other jurisdiction        (Commission File           (IRS Employer
 of incorporation)                   Number)                 Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated December 15, 2003, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number      Description
------      -----------

99.1        Press release dated December 15, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2003                    PYR ENERGY CORPORATION



                                            By: /s/ D. Scott Singdahlsen
                                            ------------------------------------
                                            D. Scott Singdahlsen
                                            Chief Executive Officer